Exhibit 10.1

EXECUTION COPY

$325,000,000

iGATE CORPORATION

4.750% Senior Notes due 2019

PURCHASE AGREEMENT

March 19, 2014

RBC CAPITAL MARKETS, LLC (“RBC”)

as Representative of the several Initial Purchasers (as defined herein)
c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor
New York, New York 10281

Ladies and Gentlemen:

iGATE Corporation, a Pennsylvania corporation (the “Company”), and iGATE Technologies Inc., a Pennsylvania corporation (“iTI”), iGATE Inc., a Pennsylvania corporation (“iGI”) and iGATE Holding Corporation, a Delaware corporation (“Holding” and collectively with iTI and iGI, the “Guarantors”), hereby agree with you as follows:

1.                                      Issuance of Notes.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Initial Purchasers named in Schedule I hereto, acting severally and not jointly (the “Initial Purchasers”), $325,000,000 aggregate principal amount of 4.750% Senior Notes due 2019 (each a “Note” and, collectively, the “Notes”).  The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of April 2, 2014, by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”), and will be guaranteed on a senior basis by the Guarantors (such guarantees being referred to herein as “Guarantees” and, together with the Notes, the “Securities”).  The proceeds of the Notes will be used as described under the caption “Use of Proceeds” in the Time of Sale Document (as defined below).

The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends set forth in the final offering memorandum, dated the date hereof  (the “Final Offering Memorandum”).  The Company has prepared (i) a preliminary offering memorandum, dated March 14, 2014 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule II, which includes pricing terms and other information with respect to the Notes (the “Pricing Supplement”), and (iii) the Final Offering Memorandum, in each case, relating to the offering and sale of the Notes (the “Offering”).  All references in this purchase agreement (the “Agreement”) to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto prepared by, or approved in writing by, the Company, (ii) all financial statements and schedules and other information contained therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained therein), (iii) any electronic copy of the Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Notes in non-U.S. jurisdictions.  The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”  As used herein, “Applicable Time” means 11:30a.m. (New York time) on March 19, 2014.

2.                                      Terms of Offering.  The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Time of Sale Document and the Final Offering Memorandum to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believe (i) are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”), or (ii) are not “U.S. persons” (as defined in Regulation S under the Securities Act) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the “Registration Rights Agreement”) in the form attached as Exhibit A hereto, to be executed on and dated as of the Closing Date (as defined below).  Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree, among other things, to file with the SEC (a) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to notes and guarantees to be offered in exchange for the Notes (the “Exchange Notes”) and the Guarantees (the “Exchange Guarantees”) which shall be identical to the Notes and the Guarantees, except that the Exchange Notes and the Exchange Guarantees shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions, (such offer to exchange being referred to as the “Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes and the Guarantees.  If required under the Registration Rights Agreement, the Company will issue Exchange Notes (the “Private Exchange Notes”) and the Guarantors will issue the Exchange Guarantees (“Private Exchange Guarantees”) to the Initial Purchasers.  If the Company and the Guarantors fail to satisfy their obligations under the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes under certain circumstances to be set forth in the Registration Rights Agreement.

This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Private Exchange Notes and the Private Exchange Guarantees are collectively referred to herein as the “Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions”.

3.                                      Purchase, Sale and Delivery.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and each of the Initial Purchasers agree, severally but not jointly, to purchase from the Company, the Securities at a purchase price of 100% of the aggregate principal amount thereof.  Delivery to the Initial Purchasers of and payment for the Securities shall be made at a closing (the “Closing”) to be held at 9:00 a.m., New York time, on April 2, 2014 (the “Closing Date”) at the New York offices of Paul Hastings LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Initial Purchasers in accordance with its terms, “Closing Date” shall mean 9:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Company to the Initial Purchasers of the satisfaction (or waiver) of such conditions.  As compensation for the services rendered by the Initial Purchasers to the Company in respect of the issuance and sale of the Securities, the Company agrees to pay the Initial Purchasers a commission in the amount of  1.30% of the aggregate principal amount of the Securities on the Closing Date.

The Company shall deliver to the Initial Purchasers one or more certificates representing the Securities in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal (same day) funds bank wire transfer.  The certificates representing the Securities in definitive form shall be made available to the Initial Purchasers for inspection at the New York offices of Paul Hastings LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers) not later than 9:00 a.m. New York time one business day immediately preceding the Closing Date.  Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.

4.                                      Representations and Warranties of the Company and the Guarantors.  The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the Initial Purchasers that:

(a)                                 Offering Materials Furnished to Initial Purchasers.  The Company has delivered to the Initial Purchasers the Time of Sale Document, the Final Offering Memorandum and each Company Additional Written Communication (as hereinafter defined) in such quantities and at such places as the Initial Purchasers have reasonably requested.

(b)                                 Limitation on Offering Materials.  The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, in each case used in accordance with Section 5(c) hereof (each such communication by the Company or its agents or representatives described in this clause (iii), a “Company Additional Written Communication”).

(c)                                  No Material Misstatement or Omission.  (i) The Time of Sale Document, as of the Applicable Time, did not and, at all times subsequent thereto through the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, did not and, at the time of each sale of the Securities and at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) each such Company Additional Written Communication, when taken together with the Time of Sale Document, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions, made in reliance upon and in conformity with information relating to any Initial Purchaser and furnished to the Company or the Guarantors in writing by the Initial Purchasers expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13.  No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction. No statement of material fact included in the Final Offering Memorandum has been omitted from the Time of Sale Document, and no statement of material fact included in the Time of Sale Document has been omitted from the Final Offering Memorandum.

(d)                                 Reporting Compliance.  The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Exchange Act”).

(e)                                  Preparation of the Financial Statements of the Company.  The financial statements of the Company included in the Time of Sale Document and the Final Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and, except for the separate financial statements of the guarantor subsidiaries as required by Rule 3-10 of Regulation S-X, in accordance with the requirements of Regulation S-X.  No other financial statements of the Company are required to be included in the Time of Sale Document or the Final Offering Memorandum.  The financial data set forth under the captions “Summary—Summary Historical and Pro Forma Financial Data,” “Unaudited Pro Forma Condensed Combined Financial Statements” and “Selected Historical Consolidated Financial Data” in the Time of Sale Document and the Final Offering Memorandum fairly present the information set forth therein and has been prepared on a basis consistent with that of the audited financial statements of the Company contained in the Time of Sale Document and the Final Offering Memorandum.  The unaudited pro forma financial information and related notes of the Company and its subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum, except for the separate financial statements of the guarantor subsidiaries as required by Rule 3-10 of Regulation S-X, have been prepared in accordance with the requirements of Regulation S-X and have been properly presented on the bases described therein, and give effect to assumptions used in the preparation thereof are on a reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(f)                                   Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Time of Sale Document or the Final Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(g)                                  Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting.  The Company and the Subsidiaries have established and maintain disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Based on the most recent evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.  The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith are complete and correct.

(h)                                 Independent Accountants.  Ernst & Young Associates, LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules of the Company included in the Time of Sale Document and the Final Offering Memorandum, are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act with respect to the Company, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(i)                                     No Material Adverse Change.  Subsequent to the date as of which information is contained in the Time of Sale Document, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, in each case, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, taken as a whole, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the Company’s knowledge, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect (as defined below) except as disclosed in the Time of Sale Document and the Final Offering Memorandum.

(j)                                    Rating Agencies.  No “nationally recognized statistical rating organization” (as such term is used under Section 15E of the Exchange Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to the Company or any of the Subsidiaries or to any securities of the Company or any of the Subsidiaries or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative implications or under review for a possible change that does not indicate the direction of the possible change) or (B) any change in the outlook for any rating of the Company or any of the Subsidiaries or any securities of the Company or any of the Subsidiaries.

(k)                                 Incorporation and Good Standing of the Company and its Subsidiaries.  The Company and each of the Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Time of Sale Document and the Final Offering Memorandum and, to enter into and perform its obligations under this Agreement.  Each of the Company and each Subsidiary is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (B) the ability of the Company or any Subsidiary to perform its obligations in all material respects under any Document, (C) the validity or enforceability of any of the Documents, or (D) the consummation of any of the Transactions (each, a “Material Adverse Effect”). All of the issued and outstanding capital stock or other equity or ownership interests of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended 2013 and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X (collectively, the “Subsidiaries”).  As of the date of the Time of Sale Document and the Final Offering Document, the only “significant subsidiary” of the Company is iGATE Global Solutions, Limited, an entity organized under the laws of India.

(l)                                     Guarantors.  Other than the Guarantors, the Company has no wholly-owned domestic subsidiary which has Total Assets (as determined in accordance with generally accepted accounting principles in the United States) and Consolidated EBITDA (each, as defined in the Indenture and measured, in the case of Total Assets, at the end of the most recent fiscal period for which internal financial statements are available and, in the case of Consolidated EBITDA, for the four quarters ended most recently for which internal financial statements are available, in each case measured on a pro forma basis after giving effect to any acquisitions or depositions of companies, division or lines of business since such balance sheet date or the start of such four quarter period, as applicable, and on or prior to the date of acquisition of such subsidiary) of 5.0% or more of the Company’s Total Assets and Consolidated EBITDA (the “Material Subsidiaries”).  The subsidiaries which are not Material Subsidiaries do not collectively have Total Assets and Consolidated EBITDA of 5.0% or more of the Company’s Total Assets and Consolidated EBITDA.

(m)                             Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Company as of December 31, 2013 is as set forth in the Time of Sale Document and the Final Offering Memorandum under the caption “Capitalization.”  All of the issued and outstanding capital stock of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.  None of the outstanding capital stock of the Company or the Subsidiaries was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company or the Subsidiaries, as applicable.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiaries other than those accurately described in the Time of Sale Document and the Final Offering Memorandum.

(n)                                 Legal Power and Authority.  Each of the Company and the Guarantors has all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the Transactions.

(o)                                 This Agreement, Indenture and Registration Rights Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantors.  Each of the Indenture and Registration Rights Agreement has been duly and validly authorized by the Company and, if applicable, the Guarantors.  Each of the Indenture and the Registration Rights Agreement, when executed and delivered by the Company and, if applicable, each Guarantor, will constitute a legal, valid and binding obligation of each of the Company and, if applicable, the Guarantors, enforceable against each of the Company and, if applicable, the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (iii) with respect to the Registration Rights Agreement’s rights to indemnity or contribution thereunder, federal and state securities laws and public policy considerations.  When executed and delivered, this Agreement, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum. When executed and delivered by the Company and the Guarantors, the Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder (collectively, the “TIA”).

(p)                                 Reserved.

(q)                                 Notes.  The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by the Company and, in the case of the Notes, when duly authenticated by the Trustee, issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.  When executed and delivered, the Notes will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the Indenture.

(r)                                    Non-Contravention of Existing Instruments.  Neither the Company nor any of the Subsidiaries is (i) in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable, (ii)  in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties, or (iii)  in breach of or default (or, with the giving of notice or lapse of time, would be in default) (a “Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of the Subsidiaries), or to which any of the property or assets of the Company or any of the Subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) or (iii), for such violations, breaches or Defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)                                   No Conflicts.  The Company’s or Guarantors’ execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement, consummation of the transactions contemplated hereby and thereby and by the Time of Sale Document and the Final Offering Memorandum, including the issuance and sale of the Securities and the consummation of the Transactions (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational document of the Company or any of the Subsidiaries, as applicable, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as hereinafter defined) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any Applicable Law.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(t)                                    No Consents.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s or Guarantors’ execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement, consummation of the transactions contemplated hereby and thereby and by the Time of Sale Document and the Final Offering Memorandum, including the issuance and sale of the Securities and the consummation of the Transactions, except (i) such as have been obtained or made by the Company and are in full force and effect, or will be made as of the Closing Date, under the Securities Act, applicable state securities or blue sky laws, (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions, (iii) as contemplated by the Registration Rights Agreement, or (iv) that would not reasonably be expected to have a Material Adverse Effect.

(u)                                 No Material Actions or Proceedings.  Except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of the Subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of the Subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such Subsidiary or such officer or director, (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Effect or (C) any such action, suit or proceeding is or would be material in the context of the issuance and sale of the Securities.  No material labor dispute with the employees of the Company or any of the Subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the best of the Company’s knowledge, is threatened or imminent.

(v)                                 All Necessary Permits, etc.  Except as would not reasonably be expected to have a Material Adverse Effect:

(i)                                     each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Time of Sale Document and the Final Offering Memorandum (collectively, “Permits”);

(ii)                                  each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits;

(iii)                               no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted,

or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and

(iv)                              none of the Company or any of the Subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit.

(w)                               Title to Properties.  The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 4(e) above (or elsewhere in either the Time of Sale Document and the Final Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any of the Subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.

(x)                                 Tax Law Compliance.  The Company and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings.

(y)                                 Intellectual Property Rights.  The Company and the Subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received, or has any reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others which could reasonably be expected to result in a Material Adverse Effect. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Time of Sale Document and the Final Offering Memorandum and are not described therein.  No claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by the Company or any of the Subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, result in a Material Adverse Effect.  To the Company’s knowledge, none of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or any of its or the

Subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons.

(z)                                  ERISA Compliance.  The Company and the Subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, the Subsidiaries or their ERISA Affiliates (as hereinafter defined) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company, the Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aa)                          Compliance with Environmental Laws.  Except as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(bb)                          Insurance.  The Company and the Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the businesses in which they are engaged to protect the Company and the Subsidiaries and their respective businesses; and neither the Company nor any of the Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business as now conducted and at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(cc)                            Company’s Accounting System.  The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been and there is no “material weaknesses” or “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act) in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2010, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)                          Use of Proceeds; Solvency; Going Concern.  On the Closing Date, after giving pro forma effect to the Offering, the use of proceeds described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Company, on a consolidated basis, (i) will be Solvent (as hereinafter defined) and (ii) will have sufficient capital for carrying on its business.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of  the Company on a consolidated basis is not less than the total amount required to pay the liabilities of the Company on a consolidated basis on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company, on a consolidated basis, is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, the Company, on a consolidated basis, is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company, on a consolidated basis, is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company on a consolidated basis is otherwise not insolvent under the standards set forth in Applicable Laws.

(ee)                            No Price Stabilization or Manipulation.  Neither the Company nor any of its affiliates as defined under the Securities Act (an “Affiliate”) has and, to the Company’s knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of any of the Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ff)                              Related Party Transactions.  There are no business relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Time of Sale Document and the Final Offering Memorandum which have not been described as required.

(gg)                            No Registration Required Under the Securities Act or Qualification Under the TIA.  Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the TIA is required for the offer or sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or are not “U.S. persons” (as defined under Regulation S of the Securities Act), (ii) the accuracy of each of the Initial Purchaser’s representations contained herein regarding the absence of general solicitation in connection with the sale of the Securities to the Initial Purchasers and in the Exempt Resales and (iii) the Initial Purchasers’ compliance with the procedures set forth in Section 6.

(hh)                          No Integration.  The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.  No securities of the Company of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof; and the Company does not have any intention of making, and will not make, an offer or sale of such securities of the Company of the same class as the Securities, for a period of six months after the date of this Agreement, except for the offering of the Securities as contemplated by this Agreement or the Registration Rights Agreement.  As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(ii)                                  No Directed Selling Efforts.  None of the Company, any of its Affiliates or other person acting on behalf of the Company has, with respect to Securities sold outside the United States, offered the Securities to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; the Company, any Affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither the Company nor any of its Affiliates has entered or will enter into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(jj)                                No Applicable Registration or Other Similar Rights.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any Affiliate registered for sale under a registration statement, except for rights contained in the Registration Rights Agreement.

(kk)                          Investment Company Act.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not (and, after giving effect to the use of proceeds described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds”, will not be) an “investment company” or an entity controlled by an investment company within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(ll)                                  Brokers.  Neither the Company nor any of its Affiliates has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the offering of the Securities or any of the Transactions, and neither the Company nor any of its Affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers).

(mm)                  Dividend Restrictions.  Except as prohibited or restricted under Applicable Law, none of the Subsidiaries is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s equity securities or from repaying to the Company or any other Subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or from transferring any property or assets to the Company or to any other Subsidiary.

(nn)                          Sarbanes-Oxley.  There is and has been no failure on the part of the Company and the Subsidiaries or any of the officers and directors of the Company or any of the Subsidiaries, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(oo)                          Foreign Corrupt Practices Act.  None of the Company or any of the Subsidiaries or, to the knowledge of the Company, any director, officer, employee, affiliate or, to the knowledge of the Company or any of the Subsidiaries, any agent or other person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of the Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee.  The Company, its Subsidiaries and, to the best knowledge of the Company and its Subsidiaries, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure compliance therewith.

(pp)                          Money Laundering Laws.  The operations of the Company and the Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(qq)                          OFAC.  Neither the Company nor the Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(rr)                                Financial Services and Market Act.  The Company has not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release or making any other public announcement referring to the Offering without an appropriate stabilization legend) which may result in the loss by the Initial Purchasers of the ability to rely on any stabilization safe harbour provided by the Financial Services Authority of the United Kingdom under the Financial Services and Markets Act 2000; provided, however, that an appropriate stabilization legend was not in the Preliminary Offering Memorandum or the Pricing Supplement. The Company has been informed of the guidance relating to stabilization provided by the Financial Services Authority of the United Kingdom, in particular the guidance contained in Section MAR 2 of the Financial Services Handbook.

5.                                      Covenants of the Company and the Guarantors.  Each of the Company and the Guarantors jointly and severally agrees:

(a)                                 Securities Law Compliance.  To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)                                 Offering Documents.  To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Initial Purchasers, upon advice of legal counsel, determine may be necessary in connection with Exempt Resales (and the Company and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto prepared by, or approved in writing, by the Company, by the Initial Purchasers in connection with Exempt Resales).

(c)                                  Consent to Amendments and Supplements.  Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Securities purchased by the Initial Purchasers, unless the Initial Purchasers shall previously have been advised thereof and shall have provided their written consent thereto.  Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably object within a reasonable amount of time.  The Company and the Guarantors consent to the use by the Initial Purchasers of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering as described in the Time of Sale Document or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement.

(d)                                 Preparation of Amendments and Supplements to Offering Documents.  So long as the Initial Purchasers shall hold any of the Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)                                  “Blue Sky” Law Compliance.  To cooperate with the Initial Purchasers and their counsel to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the

Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)                                   Payment of Expenses.  Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification) and (E) furnishing such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Company or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, provided, however that no aircraft will be chartered in connection with the road show without the prior written consent of the Company.  Notwithstanding anything to the contrary contained in this paragraph, the Initial Purchasers shall reimburse the Company (i) for each person affiliated with the Initial Purchasers who travels on such chartered aircraft, an amount equal to the full, undiscounted, unrestricted first class airfare as if booked through the Initial Purchasers’ travel department on a major commercial airline for an equivalent route for the same day of the week as the day on which such person traveled on the chartered aircraft and (ii) for their own counsel fees in connection with the Offering.

(g)                                  Use of Proceeds.  To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)                                Transaction Documents.  To do and perform all things required to be done and performed under the Documents prior to and after the Closing Date.

(i)                                     Integration.  Not to, and to ensure that no Affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)                                    Stabilization or Manipulation.  Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(k)                                 DTC.  To comply with the representation letter of the Company to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(l)                                     Rule 144(A) Information.  For so long as any of the Securities remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)                             Furnish Trustee and Noteholder Reports.  For so long as any of the Securities remain outstanding, to furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed; provided, however that so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system, it is not required to furnish such reports or statements to the Initial Purchasers.

(n)                                 Additional Offering Materials.  Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Memorandum and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)                                 Sale of Restricted Securities.  During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other Affiliates controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any other Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(p)                                 Stamp Taxes.  To pay all stamp or other issuance or transfer taxes or duties other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities to the Initial Purchasers pursuant to this Agreement.

(q)                                 Good Standings.  To deliver to the Initial Purchasers on and as of the date hereof and the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and the good standing of the Company and the Guarantors in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(r)                                    Investment Company.  For a period of two years following the Closing Date, the Company and the Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.

(s)                                   Lock—up.  During the period beginning from the date hereof and continuing until the date that is 90 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities without the prior written consent of RBC.

(t)                                    Substantially concurrent with the issuance of the Notes, to have issued a redemption notice to redeem the notes issued pursuant to the indenture (the “Existing Indenture”), dated April 29, 2011, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), in accordance with the Existing Indenture.

6.             Representations and Warranties of the Initial Purchasers.  Each of the Initial Purchasers, severally and not jointly, represents and warrants that:

(a)                                 Initial Purchaser Status, Resale Terms.  It is a “QIB” (as defined in Rule 144A under the Securities Act) and it will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum.

(b)                                 Sale of Restricted Exchange Securities.  It will solicit offers to buy the Securities only from, and will offer and sell the Securities only to, persons reasonably believed by the Initial Purchaser (A) to be QIBs or (B) to not be “U.S. persons” (as defined under Regulation S under the Securities Act) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Memorandum.

(c)                                  General Solicitation.  No form of general solicitation or general advertising, within the meaning of Rule 502(c) of Regulation D, in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Securities to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Securities.

(d)                                 Subsequent Purchaser Notifications.

(i)                             Resales Under Rule 144A.  It will take reasonable steps to inform persons acquiring Securities from such Initial Purchaser in the United States that the Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the Securities Act.

(ii)                          Resales under Regulation S.  It agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A, such Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the 40-day distribution compliance period referred to in Rule 903 under the Securities Act a confirmation or notice in accordance with Regulation S.

7.             Conditions.  The obligations of the Initial Purchasers to purchase the Securities under this Agreement are subject to the performance by each of the Company and the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a)                                 Representations, Warranties and Agreements.  All the representations and warranties of the Company and the Guarantors contained in this Agreement and in each of the other Documents shall be true and correct as of the date hereof and at the Closing Date.  On or prior to the Closing Date, the Company and each other party to the Documents (other than the Initial Purchasers) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect).

(b)                                 Closing Deliverables.  The Initial Purchasers shall have received on the Closing Date:

(i)                                     Officers’ Certificate.  A certificate dated the Closing Date, signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Company and the Guarantors, on behalf of the Company and the Guarantors, to the effect that:  (a) the representations and warranties of the Company set forth in Section 4 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; (b) the Company and the Guarantors have performed and complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; (c) at the Closing Date, since the date hereof, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Time of Sale Document and the Final Offering Memorandum or contemplated hereby, neither the Company, the Guarantors nor any other Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and the Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and there has not been any material change in the capital stock or long-term indebtedness of the Company, the Guarantors or any other Subsidiary of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and (e) to his knowledge, the sale of the Securities has not been enjoined (temporarily or permanently).

(ii)                                  Secretary’s Certificate.  A certificate, dated the Closing Date, executed by the Secretary of the Company and Guarantors, certifying such customary matters as the Initial Purchasers may reasonably request.

(iii)                               Good Standing Certificates.  A certificate evidencing the existence or good standing of the Company issued by the Secretary of State (or applicable office) of the jurisdiction in which the Company is organized as of a date within three business days prior to the Closing Date.  A certificate evidencing the existence or good standing of the Guarantors issued by the Secretary of State (or applicable office) of the jurisdiction in which any Guarantor is organized as of a date within three business days prior to the Closing Date.

(iv)                              Company Counsel Opinion.  The opinion and 10b-5 letter of Kirkland & Ellis LLP, counsel to the Company, each dated the Closing Date, in the form of Exhibits B-1 and B-2 attached hereto.

(v)                                 Company General Counsel Certificate.  The certificate of Mukund Srinath, General Counsel of the Company, dated the Closing Date, in the form of Exhibit C attached hereto.

(vi)                              Pennsylvania Counsel Opinion.  The opinion of Reed Smith LLP, counsel to the Company and Guarantors, dated the Closing Date, in the form of Exhibit D attached hereto.

(vii)                           Initial Purchasers Counsel Opinion.  An opinion, dated the Closing Date, of Paul Hastings LLP, counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers covering such matters as are customarily covered in such opinions.

(viii)                        Comfort Letters relating to the Company.  The Initial Purchasers shall have received from Ernst & Young, LLP, the registered public or certified public accountants of the Company, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

Each certificate signed by any officer of the Company or any of the Subsidiaries, delivered to the Initial Purchasers shall be deemed a representation and warranty by the Company or any such Subsidiary (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

(c)                                  Reserved.

(d)                                 Executed Documents.  The Initial Purchasers shall have received fully executed copies of each Document (each of which shall be in full force and effect), and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(e)                                  No Material Adverse Effect.  Subsequent to the respective dates of the audited financial statements contained in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Effect that is not described with reasonable specificity in the Time of Sale Document and the Final Offering Memorandum that could, in the sole judgment of RBC, be expected to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Time of Sale Document.

(f)                                   No Hostilities.  Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, declaration by the United States of a national emergency or war, or material adverse change or material disruption in the financial markets of the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change or disruption in the financial markets of the United States would be reasonably expected to make it, in RBC’s sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Document.

(g)                                  No Suspension in Trading; Banking Moratorium.  (i) Trading in the Company’s common stock shall have been suspended by the SEC or the NASDAQ National Market, or a suspension or material limitation of trading generally in securities on the New York Stock Exchange or the NASDAQ National Market, or minimum prices shall have been established thereon by the Commission, FINRA, or by such exchange or other regulatory body or governmental authority having jurisdiction or (ii) the declaration of a general moratorium by any United States or New York State Governmental Authority or a material disruption in commercial banking or securities settlement or clearance services in the United States or New York State has occurred, or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the case of clause (i) or (ii) of this paragraph, in RBC’s sole judgment would reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

(h)                                 Corporate Proceedings.  All corporate proceedings and other legal matters incident to the authorization, form and validity of the Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(i)                                     DTC.  The Notes shall be eligible for clearance and settlement through DTC.

8.             Indemnification and Contribution.

(a)                                Indemnification by the Company and the Guarantors.  The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which such Initial Purchaser, affiliate, director, officer, employee or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                                     any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto;

(ii)                                  the omission or alleged omission to state, in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii)                               any breach by the Company or the Guarantors of their respective representations, warranties and agreements set forth herein or of Applicable Law;

and, subject to the provisions hereof, will reimburse, as incurred, each Initial Purchaser and its affiliates, directors, officers, employees and each such controlling persons for any reasonable legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Company and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers to the Company consists of the information set forth in Section 13.  The indemnity agreement set forth in this Section shall be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties.

(b)                                 Indemnification by the Initial Purchasers.  Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Company, the Guarantors and their respective directors, officers, employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company, the Guarantors or any such director, officer, employee  or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company, the Guarantors or any such director, officer, employee or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof.  The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c)                                  Notifications and Other Indemnification Procedures.  As promptly as reasonably practicable after receipt by an indemnified party under this Section of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced (as determined by a final, non-appealable judgment by a court of a competent jurisdiction) as a proximate result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of Section 8(a) or the Company in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section, in which case the indemnified party may effect such a settlement without such consent.

(d)                                 Settlements.  No indemnifying party shall be liable under this Section for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees (other than the Initial Purchasers, who severally in proportion to their respective purchase obligations agree), subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.  Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for legal or other expenses as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement or compromise of, or consent to the entry of such judgment.

(e)                                  Contribution.  In circumstances in which the indemnity agreements provided for in this Section is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof).  The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)                                   Equitable Consideration.  The Company, the Guarantors and each Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e).  Notwithstanding any other provision of this Section, no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer, affiliate and employee of any Initial Purchaser, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser, and each director, officer and employee of the Company and the Guarantors, and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

9.             Termination.  The Initial Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the events described in Sections 7(e) (No Material Adverse Effect), 7(f) (No Hostilities) or 7(g) (No Suspension in Trading; Banking Moratorium) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted by this Agreement.  Any termination pursuant to this Section shall be without liability on the part of (a) the Company or the Guarantors to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of each Initial Purchaser pursuant to Section 5(f) hereof (including reasonable fees and expenses for counsel for the Initial Purchasers) or (b) each Initial Purchaser to the Company or the Guarantors; except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination.

10.          Survival.  The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) the acceptance of the Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

11.          Defaulting Initial Purchaser.  If, on the Closing Date, any one of the Initial Purchasers shall fail or refuse to purchase Securities that it has agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchaser shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, on the Closing Date any Initial Purchaser shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Initial Purchaser and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or of the Company or Guarantors. Any action taken under this Section shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

12.          No Fiduciary Relationship.  The Company and the Guarantors hereby acknowledge that each of the Initial Purchasers is acting solely as initial purchaser in connection with the purchase and sale of the Securities. The Company and the Guarantors further acknowledge that each of the Initial Purchasers is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that any Initial Purchaser act or be responsible as a fiduciary to either the Company, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof.  Each of the Initial Purchasers hereby expressly disclaims any fiduciary or similar obligations to either the Company or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Guarantors hereby confirm their understanding and agreement to that effect. The Company, the Guarantors and each of the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by any Initial Purchaser to the Company and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company and the Guarantors. The Company and the Guarantors hereby waive and release, to the fullest permitted by law, any claims that either of the Company or the Guarantors may have against any Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13.          Information Supplied by Initial Purchasers.  Each of the Company and the Guarantors hereby acknowledges that, for purposes of Section 4(c) and Section 8, the only information that the Initial Purchasers have furnished to the Company specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in (a) the first sentence of the third paragraph, (b) the first sentence of the fifth paragraph, (c) the second and third sentences of the sixth paragraph, (d) the third sentence of the ninth paragraph and (e) the eleventh paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

14.          Miscellaneous.

(a)                                 Notices.  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: iGATE Corporation, 6528 Kaiser Drive, Fremont, California 94555, Facsimile: (510) 896-3010, Attention: General Counsel, with a copy to: Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Joshua Korff, and (ii) if to the Initial Purchasers, to: RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, New York, New York 10281, Attention: High Yield, with a copy to: Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, Attention: Michael Baker (or in any case to such other address as the person to be notified may have requested in writing).

(b)                                 Beneficiaries.  This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase.  Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Securities from the Initial Purchasers is intended to be a beneficiary of the covenants of the Company and the Guarantors contained in the Registration Rights Agreement to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Company and the Guarantors, and each such purchaser shall have the right to take action against the Company and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)                                  Governing Law; Jurisdiction; Waiver of Jury Trial; Venue.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the Company, the Guarantors and the Initial Purchasers hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchasers, or the Company or the Guarantors, as applicable, and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)                                 Entire Agreement; Counterparts.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)                                  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)                                   Separability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)                                  Amendment.  This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

(h)                                 Agreement Among Initial Purchasers.  Any action by the Initial Purchasers hereunder may be taken by RBC on behalf of the Initial Purchasers, and any such action taken by RBC shall be binding upon each of the Initial Purchasers.

[Signatures begin on the following page]

Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

Very truly yours,

iGATE CORPORATION

By:	/s/ Mukund Srinath
	Name:	Mukund Srinath
	Title:	General Counsel and Secretary

iGATE TECHNOLOGIES INC.

By:	/s/ Mukund Srinath
	Name:	Mukund Srinath
	Title:	Secretary

iGATE INC.

By:	/s/ Mukund Srinath
	Name:	Mukund Srinath
	Title:	Secretary

iGATE HOLDING CORPORATION

By:	/s/ Mukund Srinath
	Name:	Mukund Srinath
	Title:	Secretary

Signature Page to Purchase Agreement

Accepted and Agreed to:

RBC Capital Markets, LLC

Deutsche Bank AG, Singapore Branch

UBS Securities LLC

By:	RBC CAPITAL MARKETS, LLC

By:	/s/ James S. Wolfe
	Name:	James S. Wolfe
	Title:	Managing Director,
Head of US Leveraged Finance

For itself and the other Initial Purchasers named in

Schedule I to the foregoing Agreement

Signature Page to Purchase Agreement

SCHEDULE I

INITIAL PURCHASERS

Initial Purchasers	Principal Amount
RBC Capital Markets, LLC	$162,500,000
Deutsche Bank AG, Singapore Branch	$81,250,000
UBS Securities LLC	$81,250,000
Total	$325,000,000

SCHEDULE II

PRICING SUPPLEMENT

[See attached.]

SUMMARY OF FINAL TERMS	$325,000,000	CONFIDENTIAL
March 19, 2014

4.750% Senior Notes due 2019

This summary pricing sheet relates only to the securities described below and should only be read together with the Preliminary Offering Memorandum, subject to completion, dated March 14, 2014, relating to these securities and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms not defined herein have the meanings assigned to them in the Preliminary Offering Memorandum.

Issuer	iGATE Corporation

Security Description	4.750% Senior Notes due 2019.
Distribution	144A / Regulation S — with Registration Rights as described in the Preliminary Offering Memorandum.

Aggregate Principal Amount	$325,000,000.
Gross Proceeds	$325,000,000.

Coupon	4.750%.
Maturity Date	April 15, 2019.

Offering Price	100.000% plus accrued interest, if any, from April 2, 2014.
Yield to Maturity	4.750%.
Spread to Benchmark Treasury	+319 basis points.
Benchmark Treasury	UST 1.500% due February 28, 2019.

Ratings (Moody’s / S&P)(1)	B1/ BB-.

Interest Payment Dates	April 15 and October 15, commencing October 15, 2014.
Coupon Record Dates	April 1 and October 1.

Optional Redemption	Make-whole at T+50 prior to April 15, 2016. Callable thereafter at the following prices:

For the period below	Redemption Price
On or after April 15, 2016	102.375%
On or after April 15, 2017	101.188%
April 15, 2018 and thereafter	100.000%

Equity Clawback	40% at 104.750% (prior to April 15, 2016).

Change of Control Offer	101%.

Trade Date	Wednesday, March 19, 2014.
Settlement Date	Wednesday, April 2, 2014 (T+10).

(1)              A securities rating is not a recommendation to buy, sell or hold securities and should be evaluated independently of any other rating. The rating is subject to revision or withdrawal at any time by the assigning rating organization.

	144A	Regulation S
CUSIP Numbers	45169U AD7	U45048 AB8

	144A	Regulation S
ISIN Numbers	US45169UAD72	USU45048AB82

Book-Running Managers	RBC Capital Markets, LLC
Deutsche Bank AG, Singapore Branch
UBS Securities LLC

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. UNLESS THEY ARE REGISTERED, THE NOTES MAY BE OFFERED ONLY IN TRANSACTIONS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THE NOTES HAVE BEEN OFFERED ONLY TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES UNDER REGULATION S UNDER THE SECURITIES ACT.

THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

A copy of the offering memorandum relating to this offering may be obtained by contacting RBC Capital Markets, LLC at 1-877-280-1299.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers were automatically generated as a result of this communication being sent via Bloomberg or another email system.

2

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

iGATE CORPORATION

$325,000,000 4.750% of Senior Notes due 2019

REGISTRATION RIGHTS AGREEMENT

April 2, 2014

RBC CAPITAL MARKETS, LLC

as Representative of the

Initial Purchasers listed in

Schedule I hereto

c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor
New York, New York 10281

Ladies and Gentlemen:

iGATE Corporation, a Pennsylvania corporation (the “Company”) is issuing and selling to the several initial purchasers listed in Schedule I hereto, acting severally and not jointly (the “Initial Purchasers”), for whom RBC Capital Markets, LLC is acting as the representative (the “Representative”), upon the terms set forth in the Purchase Agreement dated March [19], 2014 (the “Purchase Agreement”), by and among the Company, and iGATE Technologies Inc., a Pennsylvania corporation (“iTI”), iGATE Inc., a Pennsylvania corporation (“iGI”) and iGATE Holding Corporation, a Delaware corporation (“Holding” and collectively with iTI and iGI, the “Guarantors”), $325,000,000 aggregate principal amount of 4.750% Senior Notes due 2019 issued by the Company (each, a “Note” and collectively, the “Notes”) and guaranteed by the Guarantors.  As an inducement to the Representative to enter into the Purchase Agreement, the Company and the Guarantors agree with the Representative, for the benefit of the Holders (as defined below) of the Notes (including, without limitation, the Initial Purchasers), as follows:

1.                                      Definitions

Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

Additional Interest:  See Section 4(a).

Advice:  See Section 6(w).

Agreement:  This Registration Rights Agreement, dated as of the Closing Date, among the Company, the Guarantors and the Representative.

Applicable Period:  See Section 2(e).

Blackout Period:  See Section 3(e).

Business Day:  A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to be closed.

Closing Date:  April 2, 2014.

Company:  See the introductory paragraph to this Agreement.

Consummate:  A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of an Exchange Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Exchange Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 2 hereof, and (iii) the delivery by the Company to the Trustee of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Registrable Notes that were validly tendered and not withdrawn by Holders thereof pursuant to the Exchange Offer.

Consummation Date:  See Section 2(a).

Day:  Unless otherwise expressly provided, a calendar day.

Effectiveness Period:  See Section 3(a).

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes:  4.750% Senior Notes due 2019 of the Company, registered under the Securities Act, to be issued under the Indenture or an indenture substantially identical in all material respects to the Indenture, which Exchange Notes shall be identical in all material respects to the Notes, including the guarantees relating thereto, if any, except for provisions relating to series, restrictive legends and Additional Interest.

Exchange Offer:  See Section 2(a).

Exchange Registration Statement:  See Section 2(a).

FINRA:  Financial Industry Regulatory Authority, Inc.

Guarantors:  See the introductory paragraph to this Agreement.

2

Holder:  Any registered holder of Registrable Notes, unless the context requires beneficial owner of                     Registrable Notes.

Indemnified Party:  See Section 8(c).

Indemnifying Party:  See Section 8(c).

Indenture:  The Indenture, dated as of the Closing Date, among the Company, the Guarantors and Wilmington Trust FSB, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms hereof.

Initial Purchasers:  See the introductory paragraph to this Agreement.

Initial Shelf Effectiveness Date:  The date that is the later of (i) the 365th day after the Closing Date and (ii) if applicable, the 90th day after the receipt of the relevant Shelf Notice.

Initial Shelf Registration:  See Section 3(a).

Inspectors:  See Section 6(o).

Losses:  See Section 8(a).

Notes:  See the introductory paragraph to this Agreement.

Participating Broker-Dealer:  See Section 2(e).

Person:  An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

Private Exchange:  See Section 2(f).

Private Exchange Notes:  See Section 2(f).

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement filed by the Company with the SEC, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements filed by the Company with the SEC to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement:  See the introductory paragraph to this Agreement.

Records:  See Section 6(o).

Registration Default:  See Section 4(a).

3

Registrable Notes:  Notes and Private Exchange Notes; provided, however, that a Note or Private Exchange Note, as applicable, shall cease to be a Registrable Note upon the earliest to occur of the following:  (i) in the circumstances contemplated by Section 2(a), the Note has been exchanged for an Exchange Note in an Exchange Offer as contemplated in Section 2(a); (ii) in the circumstances contemplated by Section 3, a Shelf Registration registering such Note or Private Exchange Note, as applicable, under the Securities Act has been declared or becomes effective and such Note or Private Exchange Note, as applicable, has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration; (iii) such Note or Private Exchange Note, as applicable, is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Note or Private Exchange Note, as applicable, relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; or (iv) such Note or Private Exchange Note, as applicable, shall cease to be outstanding.

Registration Statement:  Any registration statement of the Company and the Guarantors filed with the SEC under the Securities Act (including, but not limited to, the Exchange Registration Statement, the Initial Shelf Registration and any subsequent Shelf Registration) that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Representative:  See the introductory paragraph to this Agreement.

Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer or such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A:  Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

Rule 158:  Rule 158 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 430A:  Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

SEC:  The United States Securities and Exchange Commission.

Securities:  The Notes, the Exchange Notes and the Private Exchange Notes.

4

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Effectiveness Date: The date that is 90 days after the receipt of the relevant Shelf Notice.

Shelf Notice:  See Section 2(j).

Shelf Registration:  See Section 3(b).

Subsequent Shelf Registration:  See Section 3(b).

TIA:  The Trust Indenture Act of 1939, as amended.

Trustee:  The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

Underwritten Registration or Underwritten Offering:  A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.                                      Exchange Offer

(a)                                 Unless the Exchange Offer would not be permitted by applicable laws or a policy of the SEC, the Company shall (and shall cause each Guarantors to) (i) prepare and file with the SEC, a registration statement (the “Exchange Registration Statement”) on an appropriate form under the Securities Act with respect to an offer (the “Exchange Offer”) to the Holders of Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes and (ii) use its commercially reasonable efforts to Consummate the Exchange Offer within 365 days of the Closing Date (the “Consummation Date”).  The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

(b)                                 The Exchange Notes shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is substantially identical to the Indenture (other than such changes as are necessary to comply with any requirements of applicable law or the SEC to effect or maintain the qualifications thereof under the TIA).

(c)                                  Interest on the Exchange Notes and Private Exchange Notes will accrue from (i) the later of (x) the last interest payment due date on which interest was paid on the Notes surrendered in exchange therefor or (y) if the Note is surrendered for exchange after the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (ii), if no interest has been paid on the Notes, from the Closing Date.  Each Exchange Note and Private Exchange Note shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior

5

to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

(d)                                 The Company may require each Holder as a condition to participation in the Exchange Offer to represent that prior to the expiration of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that if such Holder is an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if such Holder is a Participating Broker-Dealer (as defined below), that it will deliver a Prospectus in connection with any resale of the Exchange Notes.

(e)                                  The Company shall (and shall cause each Guarantors to) include within the Prospectus contained in the Exchange Registration Statement a section entitled “Plan of Distribution” reasonably acceptable to the Representative which shall contain all of the information that the SEC may require with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer for its own account in exchange for Notes that were acquired by it as a result of market-making or other trading activity  (a “Participating Broker-Dealer”).  Such “Plan of Distribution” section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes.  The Company shall use its commercially reasonable efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by Participating Broker-Dealers for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes; provided, that such period shall not exceed the lesser of 180 days and the date on which all Participating Broker-Dealers have sold all Registrable Notes held by them  (the “Applicable Period”).

(f)                                   If, upon consummation of the Exchange Offer, any Initial Purchaser hold any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Company (upon the written request from such Initial Purchaser) shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the “Private Exchange”) for the Notes held by such Initial Purchaser, a like principal amount of Notes that are identical to the Exchange Notes except for the existence of

6

restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States (the “Private Exchange Notes”) (and which are issued pursuant to the same indenture as the Exchange Notes).  The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes, if permitted by the CUSIP Service Bureau.

(g)                                  In connection with the Exchange Offer, the Company shall (and shall cause each Guarantors to) use commercially reasonable efforts to:

(i)                                   mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal (substantially in the form attached as an exhibit to the Exchange Offer Registration Statement) and any related documents;

(ii)                                keep the Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law)

(iii)                             utilize the services of a depository for the Exchange Offer, which may be the Trustee or an affiliate thereof;

(iv)                            permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last Business Day on which the Exchange Offer shall remain open; and

(v)                               otherwise comply in all material respects with all applicable laws.

(h)                                 As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall (and shall cause each Guarantors to):

(i)                                   accept for exchange all Registrable Notes validly tendered pursuant to the Exchange Offer or the Private Exchange, as the case may be, and not validly withdrawn;

(ii)                                deliver or cause to be delivered to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(iii)                             cause the Trustee to authenticate and deliver promptly to each Holder validly tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

(i)                                     The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture substantially identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), which in either event

7

will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture, that the Private Exchange Notes will be subject to the transfer restrictions set forth in the Indenture, and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will be deemed one class of security (subject to the provisions of the Indenture).

(j)                                    If: (i) prior to the Consummation of the Exchange Offer, the Holders of a majority in aggregate principal amount of Registrable Notes determines in its or their reasonable judgment that (A) upon the advise of counsel that the Exchange Notes would not, upon receipt, be tradeable by the Holders thereof without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable Blue Sky or state securities laws, or (B) the interests of the Holders under this Agreement, taken as a whole, would be materially adversely affected by the consummation of the Exchange Offer and, in the case of (A) or (B), notifies the Company in writing of such determination; (ii) any change in law or in applicable interpretations of the staff of the SEC would not permit the Consummation of the Exchange Offer; (iii) subsequent to the consummation of the Private Exchange, any Holder of Private Exchange Notes so requests; (iv) the Exchange Offer is not consummated within 365 days of the Closing Date for any reason; or (v) in the case of (A) any Holder prohibited by applicable law or SEC policy from participating in the Exchange Offer, (B) any Holder participating in the Exchange Offer that receives Exchange Notes that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of Rule 405 of the Securities Act) or (C) any broker-dealer that holds Notes acquired by such broker-dealer directly from the Company or any of its affiliates and, in each such case contemplated by this clause (v), such Holder notifies the Company in writing within 20 Business Days of the Consummation of the Exchange Offer, then the Company shall promptly (and in any event within five Business Days of such notification) deliver to the Holders (or in the case of an occurrence of any event described in clause (v) of this Section 2(j), to any such Holder) and the Trustee notice thereof (the “Shelf Notice”) and shall as promptly as practicable thereafter file an Initial Shelf Registration pursuant to Section 3 hereof.

3.                                      Shelf Registration

If, but only if, a Shelf Notice is delivered pursuant to Section 2(j) prior to the commencement of the Exchange Offer, then this Section 3 shall apply to all Registrable Notes (in such case, the Registrable Notes are also referred to herein as “Registrable Shelf Notes”).  Otherwise, the provisions of this Section 3 shall apply solely upon Consummation of the Exchange Offer in accordance with Section 2 and solely with respect to Exchange Notes that are not freely tradeable as contemplated by Section 2(j)(v) hereof or Notes held by any Holder thereof that has duly notified the Company as required by, and in the time period set forth in, clause (v) of Section 2(j) (the “Notice Shelf Notes” and, together with the Registrable Shelf Notes, the “Shelf Notes”).

8

(a)                                 Initial Shelf Registration.  The Company shall (and shall cause each Guarantors to), as promptly as practicable, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Shelf Notes (the “Initial Shelf Registration”).  If the Company and the Guarantors have not yet filed an Exchange Registration Statement, the Company and the Guarantors shall file with the SEC the Initial Shelf Registration and shall use its commercially reasonable efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Initial Shelf Effectiveness Date.  Otherwise, the Company shall (and shall cause each Guarantors to) use its commercially reasonable efforts to cause the Shelf Registration to be declared effective by the Shelf Effectiveness Date.  The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Shelf Notes for resale by Holders in the manner or manners reasonably designated by them (including, without limitation, one or more Underwritten Offerings).  The Company and Guarantors shall not permit any securities other than the Shelf Notes to be included in any Shelf Registration.  The Company shall (and shall cause each Guarantors to) use its commercially reasonable efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Closing Date (subject to extension pursuant to Section 3(e)) (the “Effectiveness Period”), or such shorter period ending when (i) all Shelf Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act or (iii) there cease to be any outstanding Shelf Notes.

(b)                                 Subsequent Shelf Registrations.  If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall (and shall cause each Guarantors to) use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall use its reasonable best efforts to, within 30 days of such cessation of effectiveness, amend such Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause each Guarantors to file) a separate “shelf” Registration Statement pursuant to Rule 415 covering all of the Shelf Notes (a “Subsequent Shelf Registration”).  If a Subsequent Shelf Registration is filed, the Company shall (and shall cause each Guarantors to) use its commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective.  As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registrations.

9

(c)                                  Supplements and Amendments.  The Company shall (and shall cause each Guarantors to) use its reasonable best efforts to promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Shelf Notes covered by such Shelf Registration with respect to information relating to such Holders or by any underwriter of such Registrable Notes in connection with an Underwritten Offering.

(d)                                 Provision of Information.  No Holder of Shelf Notes shall be entitled to include any of its Shelf Notes in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Company and the Trustee in writing, within 20 days after receipt of a written request therefor, such information as the Company or the Trustee reasonably believe is required for inclusion in any Shelf Registration or Prospectus included therein and so requests, and no such Holder shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided such information.

(e)                                  Blackout Periods.  Notwithstanding anything to the contrary contained in this Agreement, upon notice to Holders, the Company may suspend use of the Prospectus included in any Shelf Registration for a period of time (a “Blackout Period”) in the event that the Company determines in good faith that (1) the disclosure of an event, occurrence or other item at such time could reasonably be expected to have a material effect on the business, operations or prospects of the Company and the Guarantors, taken as a whole, or (2) the disclosure otherwise relates to a material business transaction which has not been publicly disclosed and that any such disclosure would jeopardize the success of the transaction or that disclosure of the transaction is prohibited pursuant to the terms thereof. The cumulative Blackout Periods in any 12-month period commencing on the Closing Date may not exceed an aggregate of 90 days during any 12-month period.

4.                                      Additional Interest

(a)                                                                                 The Company and each Guarantor acknowledges and agrees that the Holders of Registrable Notes will suffer damages if the Company or any Guarantors fails to fulfill its Consummate the Exchange Offer (a “Registration Default”) and that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, the Company and the Guarantors agree to pay additional cash interest on the Notes (“Additional Interest”) under the circumstances and to the extent set forth below if the Exchange Offer has not been Consummated on or prior to the Consummation Date, Additional Interest shall accrue on the Notes over and above any stated interest at a per annum rate of 0.25% on the principal amount such Notes for the first 90 days immediately following the Consummation Date, such Additional Interest rate increasing by an additional per annum rate of 0.25% on the principal amount such Notes at the beginning of each subsequent 90-day period; provided, however, that the maximum Additional Interest rate on

10

the Notes may not exceed at any one time a per annum rate of 1.0% over and above any stated interest rate; and provided further, that upon Consummation of the Exchange Offer Additional Interest on the Notes or the Shelf Notes, as applicable, as a result of such clause (or the relevant subclause thereof) shall cease to accrue.  Notwithstanding the foregoing,  Additional Interest shall be payable for Registration Defaults related to a failure of the Company to cause a Shelf Registration Statement to be declared effective only to Holders of Shelf Notes. Additional Interest pursuant to this Section 4 constitutes liquidated damages with respect to a Registration Default and shall be the exclusive monetary remedy available to the Holders with respect to a Registration Default.

(b)                                 The Company shall notify the Trustee within five Business Days after the date on which a Registration Default occurs in respect of which Additional Interest is required to be paid.  Any accrued amounts of Additional Interest due pursuant to clause (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash in arrears, on the dates and in the manner provided in the Indenture and whether or not any cash interest would then be payable on such date, commencing with the first such semi-annual date occurring after any such Additional Interest commences to accrue.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.                                      Hold-Back Agreements

The Company agrees that it will not effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof (other than Additional Notes (as defined in the Indenture) issued under the Indenture), or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed pursuant to Sections 2 and 3 hereof unless the Holders of a majority in the aggregate principal amount of the Registrable Notes to be included in such Registration Statement consent, if the managing underwriter thereof so requests in writing.

6.                                      Registration Procedures

In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall (and shall cause each Guarantor to) effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall (and shall cause each Guarantor to):

11

(a)                                 Prepare and file with the SEC the Exchange Registration Statement or, if the Exchange Registration Statement is not filed because of the circumstances contemplated by Section 2(j) hereof, a Shelf Registration as prescribed by Section 3 hereof, and use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto the Company shall (and shall cause each Guarantor to), if requested, furnish to and afford, in the case of clause (1) above, the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration Statement, in the case of clause (2) above, each Participating Broker-Dealer, the managing underwriters in an Underwritten Offering, if any, and each of their respective counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing).  The Company and each Guarantor shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for the inclusion therein without the Holders being afforded an opportunity to review such documentation if the holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, the managing underwriters in an Underwritten Offering, if any, or any of their respective counsel shall reasonably object in writing within three Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Holder’s objection to such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, relates to an untrue statement of a material fact or an omission to state any material fact necessary to make the statements therein not misleading or a failure to comply with the applicable requirements of the Securities Act.

(b)                                 Provide an indenture trustee for the Registrable Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Notes) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(c)                                  Prepare and file with the SEC such pre-effective amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as

12

the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; cause the applicable Registration Statement to comply with the Securities Act and the Exchange Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer in the manner disclosed to the Company by such Participating Broker-Dealer covered by any such Prospectus.  The Company and each Guarantor shall not, during the Applicable Period, voluntarily take any action that would result in selling Holders of the Registrable Notes covered by a Registration Statement or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period, unless such action is required by applicable law, rule or regulation or permitted by this Agreement.

(d)                                 Furnish to such selling Holders and Participating Broker-Dealers who so request in writing (i) upon the Company’s or any Guarantor’s receipt, a copy of the order of the SEC declaring such Registration Statement and any post effective amendment thereto effective, (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits unless such documents or exhibits are publicly available) and (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and each amendment and supplement thereto, and such reasonable number of copies of the final Prospectus as filed by the Company and each Guarantor pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act and each amendment and supplement thereto (including any amendments required to be filed pursuant to clause (c) of this Section). Subject to Section 3(e) hereof, the Company and the Guarantors hereby consent to the use of the Prospectus by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(e)                                  If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, the Company shall notify in writing the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, the managing underwriters in an Underwritten Offering, if any, and each of their

13

respective counsel promptly (but in any event within two Business Days) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Company and any Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) hereof cease to be true and correct, in all material respects, during the relevant offering period, (iv) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to the Company or the Guarantors that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein to make the statement not misleading, or in the case of a Prospectus or documents incorporated or deemed to be incorporated by reference, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any reasonable determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vii) of any request by the SEC for amendments to the Registration Statement or supplements to the Prospectus or for additional information relating thereto.

(f)                                   Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible date.

14

(g)                                  If (A) a Shelf Registration is filed pursuant to Section 3, (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period or (C) reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an Underwritten Offering, other than during a Blackout Period, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or any of their respective counsel reasonably request in writing to be included or made therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplements or post-effective amendment; provided, however, that the Company shall not be required to take any action hereunder that would, in the written opinion of counsel to the Company, violate applicable laws.

(h)                                 Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or any managing underwriter or underwriters, if any, in an Underwritten Offering reasonably request in writing; provided, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an Underwritten Offering, the Company and each Guarantor shall use its commercially reasonable efforts to cause its counsel to perform Blue Sky investigations and use its commercially reasonable efforts to file any registrations and qualifications required to be filed pursuant to this Section 6(h), use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and use its commercially reasonable efforts to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that neither the Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

15

(i)                                     If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is requested to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, in an Underwritten Offering to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Notes to be in such denominations permitted by the Indenture and registered in such names as the managing underwriter or underwriters, if any, in an Underwritten Offering or Holders may reasonably request.

(j)                                    Use its commercially reasonable efforts to cause the Registrable Notes covered by any Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company shall (and shall cause each Guarantor to) cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided that neither the Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

(k)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(e)(v) or 6(e)(vi) hereof (other than during a Blackout Period), as promptly as practicable, prepare and file with the SEC, at the expense of the Company and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements not misleading or such Prospectus or documents incorporated by reference or deemed to be incorporated by reference will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if

16

SEC review is required, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective as soon as possible.

(l)                                     Use its commercially reasonable efforts to cause the Registrable Notes covered by a Registration Statement to be rated with such appropriate rating agencies, if so requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any, in an Underwritten Offering.

(m)                             Prior to the initial issuance of the Exchange Notes, (i) provide the Trustee with one or more certificates for the Exchange Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes.

(n)                                 If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriters, if any, in an Underwritten Offering or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries as then conducted, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and confirm the same if and when reasonably required; (ii) use its commercially reasonable efforts to obtain an opinion of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Registrable Notes being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of counsel to the Company and the Guarantors requested in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances; (iii) use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters in an Underwritten Offering) from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters,

17

such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and such other matters as reasonably requested in writing by the underwriters; and (iv) deliver such documents and certificates as may be reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes being sold and the managing underwriters, if any, in an Underwritten Offering to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company or any Guarantor.

(o)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours and in a reasonable manner, all pertinent financial and other records and pertinent corporate documents of the Company, the Guarantors and their respective subsidiaries (collectively, the “Records”) as shall be reasonably requested by them and necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company, the Guarantors and their respective subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such Registration Statement; provided that the foregoing inspection and information gathering on behalf of the Holders shall be coordinated by one counsel designated by and on behalf of the Holders.  Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the reasonable written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder.  Each selling Holder of such Registrable Notes and each such

18

Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public.  Each Inspector, each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and, to the extent practicable, use its commercially reasonable efforts to allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential at its expense.

(p)                                 Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to the security holders of the Company with regard to any Applicable Registration Statement earning statements satisfying the provisions of section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(q)                                 Upon consummation of an Exchange Offer or Private Exchange, use its commercially reasonable efforts to obtain an opinion of counsel to the Company and the Guarantors (in form, scope and substance reasonably satisfactory to the Representative), addressed to the Trustee for the benefit of all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture and (ii) the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their respective terms, except as such enforcement may be subject to customary United States and foreign exceptions.

(r)                                    If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by the Holders to the Company and the Guarantors (or to such other Person as directed by the Company and the Guarantors) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company and the Guarantors shall mark, or caused to be marked, on such Registrable Notes that the Exchange Notes or the Private Exchange Notes, as the case may be, are being issued as substitute evidence of the indebtedness originally evidenced by the Registrable Notes; provided that in no event shall such

19

Registrable Notes be marked as paid or otherwise satisfied but such Registrable Notes may be marked so as to void them.

(s)                                   Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with FINRA.

(t)                                    Use its commercially reasonable efforts to cause all Notes covered by a Registration Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Company are then listed.

(u)                                 Use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

(v)                                 Each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected shall furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request in writing.  The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 10 days, subject to Section 3(d)) hereof) after receiving such request.  Each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished by such seller not materially misleading.

(w)                               Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(ii), 6(e)(iv), 6(e)(v), or 6(e)(vi) or the commencement of a Blackout Period, such Holder will forthwith discontinue disposition of such Registrable Notes covered by a Registration Statement and such Participating Broker-Dealer will forthwith discontinue disposition of such Exchange Notes pursuant to any Prospectus and, in each case, forthwith discontinue dissemination of such Prospectus until such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company all copies, other than permanent file copies, then in such Holder’s or Participating Broker-Dealer’s possession, of the Prospectus covering such Registrable Notes current at the time of the receipt of such notice.  In the event

20

the Company shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each Participating Broker-Dealer shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) or (y) the Advice.

7.                                      Registration Expenses

(a)                                 All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors shall be borne by the Company and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with any underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in Section 6(h) hereof (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in Section 6(h), in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, in an Underwritten Offering or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of their obligations hereunder, (iv) fees and disbursements of counsel for the Company, the Guarantors and, to the extent provided in Section 7(b), the Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 6 (including, without limitation, the expenses of any special audit and “comfort” letters required by or incident to such performance), (vi) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange, (vii) Securities Act liability insurance, if the Company and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Company and the Guarantors, (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of FINRA, but only where the need for such a “qualified independent underwriter” arises due to a relationship with the Company and the Guarantors, (x) internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Company or the Guarantors performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses of the Trustee and the Exchange Agent and (xiii) the expenses relating to printing, word processing and

21

distributing all Registration Statements, underwriting agreements and indentures relating to the Notes, the Exchange Notes or the Private Exchange Notes and any other documents necessary in order to comply with this Agreement.  Notwithstanding anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.

(b)                                 The Company and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in any Registration Statement.  The Company and the Guarantors shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Notes or Private Exchange Notes in exchange for the Notes; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Note or Private Exchange Note in a name other than that of the Holder of the Note in respect of which such Exchange Note or Private Exchange Note is being issued.  The Company and the Guarantors shall reimburse the Holders for fees and expenses (including reasonable fees and expenses of counsel to the Holders) relating to any enforcement of any rights of the Holders under this Agreement.

8.                                      Indemnification

(a)                                 Indemnification by the Company and the Guarantors.  The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Registrable Notes, Exchange Notes or Private Exchange Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors, agents, employees and partners of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees as provided in this Section 8) and reasonable expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, “Losses”), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under

22

which they were made, not misleading, except insofar as such Losses are solely based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Company and the Guarantors by such Holder or Participating Broker-Dealer or their counsel expressly for use therein.

(b)                                 Indemnification by Holder.  In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Company and the Guarantors in writing such information as the Company and the Guarantors reasonably request for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall indemnify and hold harmless the Company, the Guarantors, their respective directors, officers, agents, employees and each Person, if any, who controls the Company and the Guarantors (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers, employees and partners of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Company and the Guarantors expressly for use therein.  Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than such Holder’s Maximum Contribution Amount (as defined below).

(c)                                  Conduct of Indemnification Proceedings.  If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (the “Indemnifying Party” or “Indemnifying Parties”, as applicable) in writing; provided, that the failure to so notify the Indemnifying Party (i) will not relieve such Indemnifying Party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraphs (a) and (b) above.

23

The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such proceeding, to assume, at its expense, the defense of any such proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless:  (1) the Indemnifying Party has agreed to pay such fees and expenses in writing; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment.  The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto) and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other

24

relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission.  The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 8(d), a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder’s Maximum Contribution Amount.  A selling Holder’s “Maximum Contribution Amount” shall equal the excess of (i) the aggregate proceeds received by such Holder pursuant to the sale of such Registrable Notes or Exchange Notes over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of the Registrable Notes held by each Holder hereunder and not joint.  The Company’s and the Guarantors’ obligations to contribute pursuant to this Section 8(d) are joint and several.

The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.                                      Rules 144 and 144A

(a)                                 The Company covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Notes, make publicly available other information necessary to permit sales pursuant to Rule 144 and 144A and (b) take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A.  Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such information and requirements.

25

(b)                                 Availability of Rule 144 Not Excuse for Obligations under Section 2.  The fact that Holders of Registrable Notes may become eligible to sell such Registrable Notes pursuant to Rule 144 shall not (1) cause such Notes to cease to be Registrable Notes or (2) excuse the Company’s and the Guarantors’ obligations set forth in Section 2 hereof, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration and Additional Interest.

10.                               Underwritten Registrations of Registrable Notes

If any of the Registrable Notes covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering; provided, however, that such investment banker or investment bankers and manager or managers must be reasonably acceptable to the Company.  The Company shall be required to effect an Underwritten Offering only if the Company is required to file a Shelf Registration and in no event shall the Company be required to effect more than three Underwritten Offerings pursuant to this Agreement.

No Holder of Registrable Notes may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.                               Miscellaneous

(a)                                 Remedies. In the event of a breach by either the Company or the Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Representative, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and the Guarantors agree, subject to Section 4(a) hereof, that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by either the Company or the Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, the Company shall (and shall cause each Guarantors to) waive the defense that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements.  The Company and the Guarantors have not entered, as of the date hereof, and the Company and the Guarantors shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that would prevent consummation of the Exchange Offer, the effectiveness of a Shelf Registration or the performance by the Company or the Guarantors of their other obligations hereunder or otherwise conflicts with the provisions hereof.  The Company and the Guarantors have not entered and will not enter into any

26

agreement with respect to any of its securities that will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)                                  Adjustments Affecting Registrable Notes.  The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(d)                                 Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes in circumstances that would adversely affect any Holders of Registrable Notes; provided, however, that Section 8 and this Section 11(d) may not be amended, modified or supplemented without the prior written consent of each Holder.  Notwithstanding the foregoing, a waiver or consent to or depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

(e)                                  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or facsimile:

(i)                                     if to a Holder of Securities or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Notes, with a copy in like manner to the Representative as follows:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street

New York, New York 10281

Attention:  High Yield

Facsimile: 212-618-2210

with a copy to:

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Attention:  Michael Baker

27

(ii)                                  if to the Representative, at the address specified in Section 11(e)(1);

(iii)                               if to the Company or any Guarantors, as follows:

iGATE Corporation

6528 Kaiser Drive

Fremont, California 94555

Facsimile:  (510) 896-3010

Attention:  General Counsel

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Facsimile No.:  (212) 446-6460

Attention:  Joshua N. Korff

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five Business Days after being deposited in the United States mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if sent via facsimile.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(f)                                   Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Securities.

(g)                                  Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)                                     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE

28

CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITS AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.  THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

(j)                                    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)                                 Securities Held by the Company or Its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l)                                     Third Party Beneficiaries.  Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.  No other Person is intended to be, or shall be construed as, a third party beneficiary of this Agreement.

29

(m)                             Entire Agreement.  This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

30

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

iGATE CORPORATION

By:
Name:
Title:

iGATE TECHNOLOGIES INC., as Guarantor

By:
Name:
Title:

iGATE INC.

By:
Name:
Title:

iGATE HOLDING CORPORATION

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Accepted and Agreed to:

RBC Capital Markets, LLC

Deutsche Bank AG, Singapore Branch

UBS Securities LLC

By: RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

On Behalf of Itself and

as Representative of the Several Initial Purchasers

Signature Page to Registration Rights Agreement

SCHEDULE I

INITIAL PURCHASERS

RBC CAPITAL MARKETS, LLC

DEUTSCHE BANK AG, SINGAPORE BRANCH

UBS SECURITIES LLC

EXHIBIT B-1

FORM OF OPINION OF

Kirkland & Ellis LLP

EXHIBIT B-2

FORM OF 10b-5 LETTER OF

Kirkland & Ellis LLP

EXHIBIT C

FORM OF CERTIFICATE OF
GENERAL COUNSEL OF THE COMPANY

EXHIBIT D

FORM OF OPINION OF REED SMITH LLP